UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2008

Astoria Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-11967	11-3170868
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 327-3000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of the Code of Ethics.

The Board of Directors of Astoria Financial Corporation (the “Corporation”) at its meeting on May 21, 2008, adopted amendments to its Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all directors, officers and employees of the Corporation and its subsidiary companies, including Astoria Federal Savings and Loan Association. This includes, among others, the Corporation’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions.

The Code of Business Conduct and Ethics (the “Code”) was amended in two primary regards:

i)
In addition to various non-substantive grammatical and typographical changes, the Code was amended to reflect changes in titles of officers, particularly of the Corporation’s Chairman and Chief Executive Officer and the Corporation’s President and Chief Operating Officer, and

ii)	The section of the Code related to Confidential and Proprietary Information was amended to add the following additional provision:

“To avoid the actual or perceived improper use of company information, whether deemed confidential, proprietary or otherwise, and to avoid the appearance that statements are being made by or on behalf of Astoria, unless specifically authorized in accordance with the Corporate Policy Statement Regarding Disclosure and Confidentiality, no Director, Officer or Employee may make any posting to any non--company sponsored internet chat room, message board, web log (blog) or similar forum, concerning any matter involving Astoria, its customers, suppliers or competitors, either under their name, anonymously, under a screen name or by communicating through another person.”

A copy of the Code, as amended, is available on the Corporation’s Investor Relations website at http://ir.astoriafederal.com under the Corporate Governance heading and is attached hereto as Exhibit 14.1.

Item 8.01. Other Events.

On May 21, 2008 the Company issued a press release, a copy of which is included herein as exhibit 99.1, announcing the voting results of its Annual Meeting of Shareholders held on May 21, 2008. At the meeting, shareholders overwhelmingly voted to re-elect directors, George L. Engelke, Jr., Peter C. Haeffner, Jr., Ralph F. Palleschi and Leo J. Waters. It further announced that shareholders ratified the appointment of its independent registered public accounting firm for the 2008 fiscal year.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are filed as part of this report:

Exhibit 14.1 Astoria Financial Corporation Code of Business Conduct and Ethics, as amended on May 21, 2008.

Exhibit 99.1 Press release dated May 21, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTORIA FINANCIAL CORPORATION

By:	/s/ Alan P. Eggleston .
Alan P. Eggleston .
Executive Vice President, Secretary and General Counsel

Dated: May 21, 2008

EXHIBIT INDEX
Exhibit Number	Description
14.1	Astoria Financial Corporation Code of Business Conduct and Ethics, as amended on May 21, 2008.
99.1	Press release dated May 21, 2008